Exhibit 10.1

Execution Version

FOURTH LOAN DOCUMENTS MODIFICATION AGREEMENT

THIS FOURTH LOAN DOCUMENTS MODIFICATION AGREEMENT (this “Amendment”) is made and entered into as of the 17th day of January, 2014, by and among PRGX GLOBAL, INC., a Georgia corporation formerly known as PRG-Schultz International, Inc. (“PRGX”), PRGX USA, INC., a Georgia corporation formerly known as PRG-Schultz USA, Inc. (“PRG-USA”) (PRGX and PRG-USA are each individually, a “Borrower”, and collectively, the “Borrowers”), each of the Subsidiaries of PRGX listed on Schedule A hereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”), and SUNTRUST BANK, as Administrative Agent, the sole Lender and Issuing Bank.

BACKGROUND STATEMENT

WHEREAS, Borrowers have entered into that certain Revolving Credit and Term Loan Agreement, dated as of January 19, 2010 (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, the “Credit Agreement”; all capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), with the Administrative Agent, the issuing bank thereunder and the lenders from time to time party thereto (the “Lenders”); and

WHEREAS, Guarantors and Administrative Agent have entered into that certain Subsidiary Guaranty Agreement, dated as of January 19, 2010 (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, the “Subsidiary Guaranty Agreement”); and

WHEREAS, Borrowers and Guarantors have entered into various other instruments, agreements, documents and writings in connection with the Credit Agreement and the Subsidiary Guaranty Agreement (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, collectively, the “Loan Documents”); and

WHEREAS, Borrowers, Guarantors, Administrative Agent, the sole Lender and Issuing Bank have agreed to amend the Credit Agreement and the other Loan Documents in order to (among other things) confirm the repayment in full of the Term Loan, increase the aggregate principal amount of the Aggregate Revolving Commitment Amount, and extend the scheduled Revolving Commitment Termination Date.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, Borrowers, Guarantors, Administrative Agent, the sole Lender and Issuing Bank agree as follows:

1. Conditions Precedent. Notwithstanding any other provision of this Amendment, and without affecting in any manner the rights of Administrative Agent, the sole Lender or the Issuing Bank hereunder, it is understood and agreed that this Amendment shall not become effective, and the Loan Parties shall have no rights under this Amendment, until Administrative Agent shall have received: (i) payment of closing fee equal to $62,500.00, (ii) reimbursement or payment of all its reasonable out-of-pocket expenses incurred in connection with this Amendment (including, without limitation, reasonable fees, charges and disbursements of counsel to Administrative Agent) and (iii) each of the following:

(a) fully executed counterparts to this Amendment from the Loan Parties;

(b) an executed counterpart of the $25,000,000 Amended and Restated Revolving Credit Note from Borrowers;

(c) a certificate of the Secretary or Assistant Secretary of each Loan Party in the form of Exhibit 3.1(b)(viii) attached to the Credit Agreement, attaching and certifying copies of its bylaws, partnership agreement or limited liability company agreement, or comparable organizational documents (or certifying that such bylaws, partnership agreement, limited liability company agreement or comparable organizational documents have not been amended since the date such documents were previously delivered to Administrative Agent), and of the resolutions of its board of directors, or comparable authorizations, authorizing the execution, delivery and performance of this Amendment and each other document contemplated to be executed in connection herewith by such Loan Party, and certifying the name, title and true signature of each officer of such Loan Party this Amendment and each other document contemplated to be executed in connection herewith by such Loan Party;

(d) current certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of such Loan Party and each other jurisdiction where such Loan Party is required to be qualified to do business as a foreign corporation;

(e) duly executed funds disbursement letter;

(f) certificates, dated as of the date hereof and signed by a Responsible Officer of each Borrower, confirming that (i) each Borrower and (ii) the Loan Parties on a consolidated basis, are, in each case, Solvent before and after giving effect to this Amendment and the consummation of the transactions contemplated to occur on the date hereof;

(g) current certificates of insurance issued on behalf of insurers of the Borrowers and all Guarantors, describing in reasonable detail the types and amounts of insurance (property and liability) maintained by the Loan Parties, naming the Administrative Agent as loss payee and additional insured;

(h) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office and State of organization of each Borrower, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Encumbrances; and

(i) searches of ownership of, and Liens on, Intellectual Property of each Borrower in the appropriate governmental offices.

2. Modification of Credit Agreement. The Credit Agreement is hereby amended, effective as of the date hereof, as follows:

(i) By deleting the Recitals in their entirety and replacing them with the following.

WHEREAS, as of the Closing Date, subject to the terms and conditions of this Agreement, the Lenders and the Issuing Bank, to the extent of their respective Commitments (as defined herein) and undertakings hereunder, severally (a) established a $15,000,000 revolving credit facility (with a letter of credit sub-facility) in favor of, and (b) made a term loan in the principal amount equal to $15,000,000 (the “Term Loan”) to, the Borrowers; and

WHEREAS, prior to the Fourth Amendment Date, the aforesaid Term Loan was repaid in full and the Lenders’ Aggregate Term Loan Commitments (as defined herein) were terminated; and

WHEREAS, as of the Fourth Amendment Date, the Lenders have agreed to extend the maturity of the aforesaid revolving credit facility and to increase the amount available thereunder to $25,000,000.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrowers, the Lenders, the Administrative Agent and the Issuing Bank agree as follows:”

(ii) By amending and restating the following defined terms set forth in Section 1.1 as follows:

“Aggregate Revolving Commitment Amount” shall mean the aggregate principal amount of the Aggregate Revolving Commitments from time to time. On the Fourth Amendment Date, the Aggregate Revolving Commitment Amount is $25,000,000.

“Applicable Lending Office” shall mean, for each Lender and for each Type of Loan, the “Lending Office” of such Lender (or an Affiliate of such Lender) designated for such Type of Loan in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrowers’ Agent as the office by which its Loans of such Type are to be made and maintained. The Applicable Lending Office for SunTrust Bank shall be 3333 Peachtree Road, N.E., 6th Floor, Atlanta, GA 30326.”

“Applicable Margin” shall mean one and three-fourths percent (1.75%).

“Applicable Percentage” shall mean one-half of one percent (.50%).

“Consolidated Fixed Charges” shall mean, for PRGX and its Subsidiaries for any period, the sum (without duplication) of (i) Consolidated Interest Expense paid or payable for such period (but only to the extent comprised of cash interest expense), (ii) scheduled principal payments paid or payable on Consolidated Total Debt during such period, including, but not limited to, Deferred Payments paid or payable during such period, (iii) Restricted Payments paid in cash (other than to a Loan Party) during such period, (iv) Earn-Out Payments paid or payable during such period, plus (v) amortization for rental exposure write-offs paid in cash during such period. Notwithstanding the foregoing, the $3,000,000 principal payment scheduled to be paid in January 2014, and in fact paid in December 2013, shall be disregarded for purposes of determining Consolidated Fixed Charges.

“LIBOR” shall mean, for any Interest Period, the British Bankers’ Association Interest Settlement Rate per annum for deposits in U.S. Dollars for a period equal to the Interest Period appearing on the display designated as Page 3750 on the Dow Jones Markets Services (or such other page on that service or such other service designated by the British Bankers’ Association for the display of such Association’s Interest Settlement Rates for Dollar deposits) as of 11:00 a.m. (London, England time) on the day that is two (2) Business Days prior the first day of the Interest Period or if such Page 3750 is unavailable for any reason at such time, the rate which appears on the Reuters Screen ISDA Page as of such date and such time; provided, that if Administrative Agent determines that the relevant foregoing sources are unavailable for the relevant Interest Period, LIBOR shall mean the rate of interest determined by Administrative Agent to be the average (rounded upward, if necessary, to the nearest 1/100th of 1%) of the rates per annum at which deposits in U.S. Dollars are offered to Administrative Agent two (2) Business Days preceding the first day of such Interest Period by leading banks in the London interbank market as of 10:00 a.m. for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to the amount of Administrative Agent’s portion of the relevant LIBOR borrowing. Such rates may be adjusted for any applicable reserve requirements.

“Notices of Borrowing” shall mean, collectively, the Notices of Revolving Borrowing.

“Payment Office” shall mean the office of the Administrative Agent located at 3333 Peachtree Road, N.E., 6th Floor, Atlanta, GA 30326, or such other location as to which the Administrative Agent shall have given written notice to the Borrowers’ Agent and the other Lenders.

“Responsible Officer” shall mean: (a) for purposes of the Compliance Certificate required under Section 5.1(c), the chief executive officer, the chief financial officer or the principal accounting officer of Borrowers’ Agent; and (b) for all other purposes of this Agreement and the other Loan Documents, the president, the chief executive officer, the chief financial officer, the principal accounting officer, the controller, the treasurer or any assistant treasurer of the referenced Loan Party, or such other officer, employee or other representative of such Loan Party as may be designated in writing by the president, chief executive officer or the chief financial officer of such Loan Party with the consent of the Administrative Agent.

“Revolving Commitment Termination Date” shall mean the earliest of (i) January 16, 2015, (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.8 and (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise) in accordance with this Agreement.

“Term Loan” shall have the meaning set forth in the Recitals hereto.

(iii) By deleting the following defined term in Section 1.1: “Notice of Term Loan Borrowing”.

(iv) By adding the following new defined term to Section 1.1:

“Fourth Amendment Date” shall mean January 17, 2014.

(v) By deleting subsection (a)(i) of the definition of “Permitted Acquisition” set forth in Section 1.1. in its entirety and replacing it with the following:

“(i) the portion of the Transaction Value of such Target Transaction that is paid or payable in any one Fiscal Year, when combined with the sum of the portion of the Transaction Values of all prior Permitted Acquisitions that is paid or payable in that same Fiscal Year, shall not exceed $25,000,000 in the aggregate as to such Fiscal Year; and”

(vi) By deleting subsection (a)(iv) of the definition of “Permitted Acquisition” set forth in Section 1.1 in its entirety and replacing it with the following:

“(iv) the Transaction Value relating to such Target Transaction (regardless of when paid or payable and whether contingent or non-contingent) shall not exceed $25,000,000; and”

(vii) By deleting the following defined terms set forth in Section 1.1: “Borrowing Base”; “Borrowing Base Certificate”; “Eligible Accounts Receivable”; and “Excess Availability”.

(viii) By deleting Section 2.1 in its entirety and replacing it with the following:

“Section 2.1 General Description of Facilities. Subject to and upon the terms and conditions herein set forth, (i) the Lenders hereby establish in favor of the Borrowers a revolving credit facility pursuant to which each Lender severally agrees (to the extent of such Lender’s Revolving Commitment) to make Revolving Loans to the Borrowers in accordance with Section 2.2, (ii) the Issuing Bank agrees to issue Letters of Credit in accordance with Section 2.22, and (iii) each Lender agrees to purchase a participation interest in the Letters of Credit pursuant to the terms and conditions hereof; provided, that in no event shall the aggregate principal amount of all outstanding Revolving Loans and outstanding LC Exposure exceed at any time the Aggregate Revolving Commitment Amount from time to time in effect.”

(ix) By deleting clause (b) in the first sentence of Section 2.2 in its entirety and replacing it with the following:

“(b) the aggregate Revolving Credit Exposures of all Lenders exceeding the Aggregate Revolving Commitment Amount.”

(x) By deleting the second sentence in Section 2.3 in its entirety and replacing it with the following:

“Each Notice of Revolving Borrowing shall be irrevocable and shall specify (i) the aggregate principal amount of such Borrowing and (ii) the date of such Borrowing (which shall be a Business Day).”

(xi) By deleting Section 2.5 in its entirety and replacing it with the following:

“Section 2.5 [Intentionally Omitted].”

(xii) By deleting Section 2.9(b) in its entirety and replacing it with the following:

“(b) [Intentionally Omitted].”

(xiii) By deleting Section 2.12(f) in its entirety.

(xiv) By deleting the following parenthetical in Section 2.13(c) in its entirety:

“(which, notwithstanding anything to contrary in this Agreement, while an Event of Default exists, shall be at Level IV as set forth in Schedule I)”

(xv) By deleting the following parenthetical in Section 2.14(c) in its entirety:

“(determined daily in accordance with Schedule I)”

(xvi) By deleting the last sentence of Section 2.14(d) in its entirety and replacing it with the following:

“Notwithstanding the foregoing, if the Required Lenders elect to increase the interest rate on the Loans to the Default Interest pursuant to Section 2.13(c), the rate per annum used to calculate the letter of credit fee pursuant to clause (i) above shall automatically be increased to the Applicable Margin for LIBOR Index Rate Loans plus an additional 2% per annum until the last day of the applicable Interest Period.”

(xvii) By deleting clause (iii)(B) of the proviso to the first sentence of Section 2.22(a) in its entirety and replacing it with the following:

“(B) the aggregate Revolving Credit Exposure of all Lenders would exceed the Aggregate Revolving Commitment Amount.”

(xviii) By deleting Section 5.1(f) in its entirety and replacing it with the following:

“(f) [Intentionally Omitted].”

(xix) By deleting Section 5.1(k) in its entirety and replacing it with the following:

“(k) [Intentionally Omitted].”

(xx) By deleting Section 5.1(p) in its entirety and replacing it with the following:

“(p) [Intentionally Omitted].”

(xxi) By deleting the following phrase from the first sentence of Section 5.7 in its entirety:

“to verify their Eligible Accounts Receivable”

(xxii) By deleting the following parenthetical in the fourth sentence of Section 5.10 in its entirety:

“(the failure of which to so assign will permit the Administrative Agent to exclude such Accounts from the Borrowing Base)”

(xxiii) By deleting Section 6.5 in its entirety and replacing it with the following:

“Section 6.5 Capital Expenditures. PRGX and its Subsidiaries will not make Capital Expenditures in excess of (i) $8,000,000 in the Fiscal Year ending 2013, and (ii) $9,000,000 in any Fiscal Year thereafter.”

(xxiv) By deleting Section 6.6(a) in its entirety and replacing it with the following:

“(a) The aggregate amount of Transaction Value of Permitted Acquisitions (including Permitted Acquisitions occurring prior to and during any such Fiscal Year) actually paid or payable by PRGX and its Subsidiaries in any one Fiscal Year shall not exceed $25,000,000.”

(xxv) By deleting Section 7.1(k) in its entirety and replacing it with the following:

“(h) Other unsecured Indebtedness of PRGX and its Subsidiaries in an aggregate principal amount not to exceed $2,500,000 at any time outstanding.”

(xxvi) By deleting Section 7.4(h) in its entirety and replacing it with the following:

“(h) To the extent permitted by Section 7.5(iii), PRGX’s redemption, purchase or repurchase of its common stock pursuant to any open-market stock repurchase program implemented by PRGX from time-to-time, provided, however, that such stock repurchases do not exceed $10,000,000 in the aggregate in any Fiscal Year.”

(xxvii) By deleting the notice addresses for the Administrative Agent, SunTrust Bank and the Issuing Bank in Section 10.1(a)(i) in their entirety and replacing them with the following:

“To the Administrative Agent	SunTrust Robinson Humphrey
or to SunTrust Bank	3333 Peachtree Road, N.E.
6th Floor
Atlanta, Georgia 30326
Attention: D. Scott Cathcart, Director
Telecopy Number: (404) 439-7327
E-mail: scott.cathcart@suntrust.com

With a copy to:	Arnall Golden Gregory LLP
171 17th Street, Suite 2100
Atlanta, Georgia 30363
Attention: Ronald A. Weiner, Esq.
Telecopy Number: (404) 873-8193
E-Mail: ronald.weiner@agg.com

To the Issuing Bank:	SunTrust Bank
245 Peachtree Center Avenue
Atlanta, Georgia 30303
Attention: Standby Letter of Credit Dept.
Telecopy Number: (404) 588-8129
E-Mail: scott.cathcart@suntrust.com”

(xxviii) By deleting Exhibit A in its entirety and replacing it with Exhibit A attached hereto.

(xxix) By deleting Exhibits B and E in their entirety.

(xxx) By deleting Schedule I in its entirety.

(xxxi) By deleting Schedule II in its entirety and replacing it with Schedule II attached hereto.

3. Modification of Subsidiary Guaranty Agreement. Each Guarantor hereby reaffirms and restates, as of the date hereof, all covenants, representations and warranties set forth in the Subsidiary Guaranty Agreement, as applicable, except to the extent any such warranty or representation expressly relates to an earlier date, and agrees and specifically reaffirms that its respective obligations under the Subsidiary Guaranty Agreement extend and apply for all purposes to the Credit Agreement and the Loan Documents, as amended hereby and on the date hereof. The Subsidiary Guaranty Agreement is hereby amended, effective as of the date hereof, as follows:

(i) By adding a new Section 1A immediately following Section 1 as follows:

“1A. Excluded Swap Obligations. Notwithstanding anything to the contrary in Section 1, the “Guaranteed Obligations” will not include any Excluded Swap Obligation (as hereinafter defined). “Excluded Swap Obligation” means any Swap Obligation (as hereinafter defined), if and to the extent that all or any portion of this guaranty of such Swap Obligation is or becomes illegal under the Commodity Exchange Act (7 U.S.C. §1 et seq.) (as amended and, together with any successor statute, the “Commodity Exchange Act”), or any rule, regulation or order of the Commodities Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of a Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time that this guaranty becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, the exclusion of such Swap Obligation under this Agreement shall apply only to the portion of such Swap Obligation that is attributable to swaps for which this Agreement is or becomes illegal. For purposes hereof, the term “Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.”

(ii) By adding the following sentence immediately after the final sentence of Section 13:

“In the event any previous or subsequent guaranty by any Guarantor does not exclude an Excluded Swap Obligation, the terms of this Agreement as it relates to any Excluded Swap Obligation will control.”

(iii) By adding the following new defined term to Section 24:

“Commodity Exchange Act” shall have the meaning set forth for such term in Section 1A.

4. Modification of Security Agreement. Each Loan Party hereby reaffirms and restates, as of the date hereof, all covenants, representations and warranties set forth in the Security Agreement, as applicable, except to the extent any such warranty or representation expressly relates to an earlier date, and agrees and specifically reaffirms that its respective obligations under the Security Agreement extend and apply for all purposes to the Credit Agreement and the Loan Documents, as amended hereby and on the date hereof. The Security Agreement is hereby amended, effective as of the date hereof, as follows:

(iv) By amending and restating the definition of “Secured Obligations” set forth in Section 1 as follows:

“Secured Obligations” shall mean all Obligations of all of the Loan Parties; provided, however, that “Secured Obligations” will not include any Excluded Swap Obligation (as hereinafter defined). “Excluded Swap Obligation” means any Swap Obligation (as hereinafter defined), if and to the extent that all or any portion of the grant of a security interest hereunder to secure such Swap Obligation is or becomes illegal under the Commodity Exchange Act (7 U.S.C. §1 et seq.) (as amended and, together with any successor statute, the “Commodity Exchange Act”), or any rule, regulation or order of the Commodities Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of a Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time that this grant of a security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, the exclusion of such Swap Obligation under the grant of a security interest hereunder shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such security interest is or becomes illegal. For purposes hereof, the term “Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.”

(v) By adding the following new defined term to Section 1:

“Commodity Exchange Act” shall have the meaning set forth for such term in the definition of “Secured Obligations”.

(vi) By adding the following sentence immediately after the final sentence of Section 17:

“In the event any previous or subsequent security agreement by a Grantor does not exclude an Excluded Swap Obligation from the grant of a security interest thereunder, the terms of this Agreement as it relates to any Excluded Swap Obligation will control.”

5. Modification of Equity Pledge Agreement. Each Loan Party hereby reaffirms and restates, as of the date hereof, all covenants, representations and warranties set forth in the Equity Pledge Agreement, as applicable, except to the extent any such warranty or representation expressly relates to an earlier date, and agrees and specifically reaffirms that its respective obligations under the Equity Pledge Agreement extend and apply for all purposes to the Credit Agreement and the Loan Documents, as amended hereby and on the date hereof. The Equity Pledge Agreement is hereby amended, effective as of the date hereof, as follows:

(i) By amending and restating the definition of “Secured Obligations” set forth in Section 1.1 as follows:

“Secured Obligations” means, collectively, the respective Obligations of each Pledgor; provided, however, that “Secured Obligations” will not include any Excluded Swap Obligation (as hereinafter defined). “Excluded Swap Obligation” means any Swap Obligation (as hereinafter defined), if and to the extent that all or any portion of the grant of a security interest hereunder to secure such Swap Obligation is or becomes illegal under the Commodity Exchange Act (7 U.S.C. §1 et seq.) (as amended and, together with any successor statute, the “Commodity Exchange Act”), or any rule, regulation or order of the Commodities Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of a Pledgor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time that this grant of a security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, the exclusion of such Swap Obligation under the grant of a security interest hereunder shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such security interest is or becomes illegal. For purposes hereof, the term “Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.”

(ii) By adding the following new defined term to Section 1.1:

“Commodity Exchange Act” shall have the meaning set forth for such term in the definition of “Secured Obligations”.

(iii) By adding a new Section 6.14 immediately following Section 6.13 thereof, as follows:

“SECTION 6.14 Excluded Swap Obligations. In the event any previous or subsequent equity pledge agreement by a Pledgor does not exclude an Excluded Swap Obligation from the grant of a security interest thereunder, the terms of this Agreement as it relates to any Excluded Swap Obligation will control.”

6. Ratification and Reaffirmation of Loan Documents. Except as herein expressly modified or amended, all the terms and conditions of the Credit Agreement, the Subsidiary Guaranty Agreement, the Security Agreement, the Equity Pledge Agreement and the other Loan Documents are hereby ratified, affirmed, and approved. Without limiting the generality of clause (i) of the sixth sentence of Section 1.4 of the Credit Agreement (or any corresponding provision of any other Loan Document), the terms of the Loan Documents are hereby amended, effective as of the date hereof, so that all references therein to the Credit Agreement, the Subsidiary Guaranty Agreement, the Security Agreement and the Equity Pledge Agreement shall refer to Credit Agreement, the Subsidiary Guaranty Agreement, the Security Agreement and the Equity Pledge Agreement as amended herein. As of the date hereof, Borrowers and Guarantors hereby reaffirm and restate each and every warranty and representation set forth in any Loan Document, in each case except to the extent such warranty or representation expressly relates to an earlier date, and agrees and specifically reaffirms that its respective obligations under such Loan Documents extend and apply for all purposes to the Credit Agreement, the Subsidiary Guaranty Agreement, the Security Agreement, the Equity Pledge Agreement and the other Loan Documents, as amended hereby and on the date hereof. In consideration of Administrative Agent agreeing to the transactions contemplated by this Amendment, Borrowers agree to pay all reasonable, out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation and execution of this Amendment and consummation of the transactions contemplated hereby.

7. No Novation. The parties hereto hereby acknowledge and agree that this Amendment shall not constitute a novation of the indebtedness evidenced by any of the Loan Documents, and further that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as be herein modified and amended.

8. No Defenses; Release. For purposes of this Paragraph 8, the term “Borrower Parties” shall mean Borrowers and Guarantors collectively and the term “Lender Parties” shall mean Administrative Agent, Lenders and Issuing Bank, and shall include each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney-in-fact, attorney-at-law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to “any” of such parties shall be deemed to mean “any one or more” of such parties; and references in this sentence to “each of the foregoing” shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Each Borrower and each Guarantor hereby acknowledges, represents and agrees: that, as of the date hereof, Borrowers and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Credit Agreement, the Subsidiary Guaranty Agreement, the Security Agreement, the Equity Pledge Agreement, the other Loan Documents or the Obligations, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Obligations (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as “Loan Related Claims”); that, to the extent that Borrowers or Guarantors may be deemed to have any Loan Related Claims as of the date hereof, Borrowers and Guarantors do hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by Borrowers and Guarantors; that Borrowers and Guarantors shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that Borrowers and Guarantors shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities and related reasonable expenses (including reasonable fees, charges and disbursements of any counsel for any Lender Parties) suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto, provided that such indemnity shall not , as to any Lender Parties, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (i) the gross negligence or willful misconduct of such Lender Parties or (ii) a claim brought by any Borrower or Guarantor against any Lender Parties for breach in bad faith of such Lender Parties’ obligations under any Loan Document. Notwithstanding the foregoing provisions of this Paragraph 8, Borrowers and Guarantors make no such releases, representations, warranties, standstills or agreements with respect to any future Loan Related Claims.

9. No Waiver or Implication. Borrowers and Guarantors hereby agree that nothing herein shall constitute a waiver by Administrative Agent or any Lender of any default, whether known or unknown, which may now exist under the Credit Agreement, the Subsidiary Guaranty Agreement, the Security Agreement, the Equity Pledge Agreement or any other Loan Document. Borrowers and Guarantors hereby further agree that no action, inaction or agreement by Administrative Agent or any Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which is now occurring or is being granted or entered into hereunder or otherwise) with respect to nonpayment of the Loans or any portion thereof, or with respect to matters involving security for the Loans, or with respect to any other matter relating to the Loans, shall require or imply any future extension, indulgence, waiver, consent or agreement by Administrative Agent or any Lender. Borrowers and Guarantors hereby acknowledge and agree that Administrative Agent has made no agreement, and is in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loans or any matter relating to the Loans.

10. No Release of Collateral. Borrowers and Guarantors further acknowledge and agree that this Amendment shall in no way occasion a release of any collateral held by Administrative Agent as security to or for the Loans, and that all collateral held by Administrative Agent as security to or for the Loans shall continue to secure the Loans.

11. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original hereof and submissible into evidence and all of which together shall constitute one instrument.

12. Headings. The headings of the paragraphs and other provisions hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, Guarantors, Administrative Agent, Lenders, Issuing Bank and their respective heirs, successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

(Signatures on following page)

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

PRGX GLOBAL, INC., a Georgia corporation, formerly known as PRG-Schultz International, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

PRGX USA, INC., a Georgia corporation, formerly known as PRG-Schultz USA, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

PRGDS, LLC, a Georgia limited liability company

By:	/s/ Robert B. Lee	(SEAL)
Name:	Robert B. Lee
Title:	Chief Financial Officer

PRGFS, INC., a Delaware corporation

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

(Signatures continue on following page)

Fourth Loan Documents Modification Agreement

PRG INTERNATIONAL, INC., a Georgia corporation

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

PRGTS, LLC, a Georgia limited liability company

By:	/s/ Robert B. Lee	(Seal)
Name:	Robert B. Lee
Title:	Chief Financial Officer

PRGX ASIA, INC., a Georgia corporation, formerly known as The Profit Recovery Group Asia, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

PRGX AUSTRALIA, INC., a Georgia corporation, formerly known as PRG-Schultz Australia, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

(Signatures continue on following page)

Fourth Loan Documents Modification Agreement

PRGX BELGIUM, INC., a Georgia corporation, formerly known as PRG-Schultz Belgium, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

PRGX BRASIL, LLC, a Georgia limited liability company, formerly known as PRG-Schultz Brasil, LLC

By:	/s/ Robert B. Lee	(Seal)
Name:	Robert B. Lee
Title:	Chief Financial Officer

PRGX CANADA, LLC, a Georgia limited liability company, formerly known as PRG-Schultz Canada, LLC

By:	/s/ Robert B. Lee	(Seal)
Name:	Robert B. Lee
Title:	Chief Financial Officer

PRGX EUROPE, INC., a Georgia corporation, formerly known as PRG-Schultz Europe, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

(Signatures continue on following page)

Fourth Loan Documents Modification Agreement

PRGX FRANCE, INC., a Georgia corporation, formerly known as PRG-Schultz France, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

PRGX GERMANY, INC., a Georgia corporation, formerly known as The Profit Recovery Group Germany, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

PRGX MEXICO, INC., a Georgia corporation, formerly known as The Profit Recovery Group Mexico, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

(Signatures continue on following page)

Fourth Loan Documents Modification Agreement

PRGX NETHERLANDS, INC., a Georgia corporation, formerly known as The Profit Recovery Group Netherlands, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

PRGX NEW ZEALAND, INC., a Georgia corporation, formerly known as The Profit Recovery Group New Zealand, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

PRGX PORTUGAL, INC., a Georgia corporation, formerly known as PRG-Schultz Portugal, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

(Signatures continue on following page)

Fourth Loan Documents Modification Agreement

PRGX SCANDINAVIA, INC., a Georgia corporation, formerly known as PRG-Schultz Scandinavia, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

PRGX SPAIN, INC., a Georgia corporation, formerly known as The Profit Recovery Group Spain, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

PRGX SWITZERLAND, INC., a Georgia corporation, formerly known as PRG-Schultz Switzerland, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

PRGX TEXAS, INC., a Texas corporation, formerly known as HS&A Acquisition – UK, Inc.

By:	/s/ Robert B. Lee
Name:	Robert B. Lee
Title:	Chief Financial Officer

[CORPORATE SEAL]

(Signatures continue on following page)

Fourth Loan Documents Modification Agreement

PRGX COMMERCIAL LLC, a Georgia limited liability company

By:	/s/ Robert B. Lee	(Seal)
Name:	Robert B. Lee
Title:	Chief Financial Officer

(Signatures continue on following page)

Fourth Loan Documents Modification Agreement

SUNTRUST BANK, as Administrative Agent, the sole Lender and Issuing Bank

By:	/s/ Todd Haynes
Name:	Todd Haynes
Title:	First Vice President

(End of Signatures)

Fourth Loan Documents Modification Agreement

SCHEDULE A

TO FOURTH LOAN DOCUMENTS MODIFICATION AGREEMENT

SUBSIDIARIES

1.	PRGDS, LLC, a Georgia limited liability company

2.	PRGFS, Inc., a Delaware corporation

3.	PRG International, Inc., a Georgia corporation

4.	PRGTS, LLC, a Georgia limited liability company

5.	PRGX Asia, Inc., a Georgia corporation, formerly known as The Profit Recovery Group Asia, Inc.

6.	PRGX Australia, Inc., a Georgia corporation, formerly known as PRG-Schultz Australia, Inc.

7.	PRGX Belgium, Inc., a Georgia corporation, formerly known as PRG-Schultz Belgium, Inc.

8.	PRGX Brasil, LLC, a Georgia limited liability company, formerly known as PRG-Schultz Brasil, LLC

9.	PRGX Canada, LLC, a Georgia limited liability company, formerly known as PRG-Schultz Canada, LLC

10.	PRGX Europe, Inc., a Georgia corporation, formerly known as PRG-Schultz Europe, Inc.

11.	PRGX France, Inc., a Georgia corporation, formerly known as PRG-Schultz France, Inc.

12.	PRGX Germany, Inc., a Georgia corporation, formerly known as The Profit Recovery Group Germany, Inc.

13.	PRGX Mexico, Inc., a Georgia corporation, formerly known as The Profit Recovery Group Mexico, Inc.

14.	PRGX Netherlands, Inc., a Georgia corporation, formerly known as The Profit Recovery Group Netherlands, Inc.

15.	PRGX New Zealand, Inc., a Georgia corporation, formerly known as The Profit Recovery Group New Zealand, Inc.

16.	PRGX Portugal, Inc., a Georgia corporation, formerly known as PRG-Schultz Portugal, Inc.

17.	PRGX Scandinavia, Inc., a Georgia corporation, formerly known as PRG-Schultz Scandinavia, Inc.

18.	PRGX Spain, Inc., a Georgia corporation, formerly known as The Profit Recovery Group Spain, Inc.

19.	PRGX Switzerland, Inc., a Georgia corporation, formerly known as PRG-Schultz Switzerland, Inc.

20.	PRGX Texas, Inc., a Texas corporation, formerly known as HS&A Acquisition – UK, Inc.

21.	PRGX Commercial, LLC, a Georgia limited liability company

EXHIBIT A

FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE

$25,000,000.00	Atlanta, Georgia
January 17, 2014

FOR VALUE RECEIVED, the undersigned, PRGX GLOBAL, INC., a Georgia corporation formerly known as PRG-Schultz International, Inc., and PRGX USA, INC., a Georgia corporation, formerly known as PRG-Schultz USA, Inc. (collectively, the “Borrowers”), hereby jointly and severally promise to pay to SUNTRUST BANK or its registered assigns (collectively, the “Lender”), at the office of SunTrust Bank (“SunTrust”) at 3333 Peachtree Road, N.E., Atlanta, Georgia 30326, on the Revolving Commitment Termination Date (as defined in the Revolving Credit and Term Loan Agreement dated as of January 19, 2010 (as the same may have been and may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto, the issuing bank thereunder, and SunTrust, as administrative agent for the lenders), the lesser of the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) and the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrowers pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrowers further jointly and severally promise to pay all costs of collection, including the reasonable attorneys’ fees of the Lender. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Upon the occurrence of an Event of Default, the Borrowers jointly and severally promise to pay interest, on demand, at a rate or rates provided in the Credit Agreement.

All borrowings evidenced by this Amended and Restated Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrowers to make the payments of principal and interest in accordance with the terms of this Amended and Restated Revolving Credit Note and the Credit Agreement.

This Amended and Restated Revolving Credit Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

This Amended and Restated Revolving Credit Note is an amendment and restatement of, and replaces in its entirety, that certain Revolving Credit Note executed by Borrowers in favor of Lender dated as of January 19, 2010, in the original principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00), and is not intended to serve as a novation or an accord and satisfaction of the indebtedness evidenced thereby.

(Signature on following page)

THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

PRGX GLOBAL, INC., a Georgia corporation formerly known as PRG-Schultz International, Inc.

By:
Name:
Title:

[CORPORATE SEAL]

PRGX USA, INC., a Georgia corporation, formerly known as PRG-Schultz USA, Inc.

By:
Name:
Title:

[CORPORATE SEAL]

LOANS AND PAYMENTS

Date	Amount and Type of Loan	Payments of Principal	Unpaid Principal Balance of Note	Name of Person Making Notation

SCHEDULE II

COMMITMENT AMOUNTS

Lender	Revolving Commitment Amount	Term Loan Commitment Amount
SunTrust Bank	$25,000,000	$0